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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                         Date of Report--October 25, 1996

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                            STREAMLOGIC CORPORATION
            (Exact name of registrant as specified in its charter)


         DELAWARE                     0-12046          95-3093858
(State or other jurisdiction        (Commission     (I.R.S. Employer
of incorporation or organization)    File Number)  Identification No.)

      21329 Nordhoff Street
     Chatsworth, California                                 91311
(Address of principal executive offices)                 (Zip Code)

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          LEE N. HILBERT                                  Copy to:
      Chief Financial Officer                     BRIAN G. CARTWRIGHT, ESQ.
      Streamlogic Corporation                          Latham & Watkins
       21329 Nordhoff Street                        633 West Fifth Street
    Chatsworth, California 91311                         Suite 4000
           (818) 701-8400                       Los Angeles, California 90071
(Name, address, including zip code, and                (213) 485-1234
telephone number, including area code, of agent for service)

                                Not Applicable
                       (Former name and former address)
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                            Streamlogic Corporation
                          Current Report on Form 8-K
                                 October 25, 1996

                               Table of Contents

                                                          Page
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         Item 5.  Other Events                              3
         Item 7.  Financial Statements and Exhibits         3

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Item 5. Other Events
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     The purpose of this Form 8-K is to file a press release issued by
StreamLogic Corporation on October 16, 1996 regarding the Company's announcement of a plan to relocate its corporate headquarters and consolidate its manufacturing operations in Northern California. A copy of this press release is filed herewith as Exhibit 20.1 and is hereby incorporated by reference to this
Item 5.

Item 7. Financial Statements and Exhibits
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     (c)  Exhibits

          20.1 - Press Release dated October 16, 1996


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STREAMLOGIC CORPORATION



Date: October 25, 1996                   By: /s/ Lee N. Hilbert
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                                             Lee N. Hilbert
                                             Chief Financial Officer

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